UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2025

KHEOBA CORP.
(Exact name of Registrant as specified in its charter)

Nevada	333-263020	98-1636812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

KHEOBA CORP.

60 Kaki Bukit Pl,

09-12 Eunos Techpark

Singapore

415,979

(Address of principal executive offices)

+65 8805 3151

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01	Changes in Registrant’s Certifying Accountant.

On September 5, 2025, the Board of Directors of KHEOBA CORP. (the “Company”) (i) approved the dismissal of Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm and (ii) appointed Assentsure PAC (“Assenture”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2025, including performing reviews of the interim periods beginning with the period ending July 31, 2025.

The audit reports of Fruci on the Company’s consolidated financial statements as of and for the fiscal years ended October 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended October 31, 2024 and 2023, and the subsequent interim period through September 9, 2025, there were no: (i) “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Act of 1933 (“Regulation S-K”) with Fruci on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fruci, would have caused Fruci to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended October 31, 2024 and 2023, or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, other than, as previously disclosed in an amendment to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2025, a material weakness in internal control over financial reporting related to its controls over applying technical accounting guidance to nonrecurring events and transactions, including the design and maintenance of effective controls to evaluate the appropriate presentation of the amortization of intangible assets related to certain customer contracts within our statements of operations and comprehensive income (loss). To remediate this material weakness, the Company’s management is working with consultants to establish controls and protocols relating to the appropriate recognition and presentation of certain acquired assets and liabilities and related transactions.

The Company has provided Fruci with a copy of the disclosures in this Current Report on Form 8-K, and requested that Fruci provide the Company with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether Fruci agrees to the statements made by the Company herein. A copy of the letter from Fruci addressed to the SEC and dated as of September 9, 2025 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended October 31, 2024 and 2023, and the subsequent interim period through September 9, 2025, neither the Company nor anyone on the Company’s behalf consulted with Assenture with respect to either (i)(a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided by Assenture to the Company that Assenture concluded was an important factor that the Company consider in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a “disagreement” or a “reportable event” (as these terms are defined in Item 304(a)(1) of Regulation S-K and the related instructions).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Fruci & Associates II, PLLC to the U.S. Securities and Exchange Commission, dated September 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KHEOBA CORP.

Date: September 9, 2025	By:	/s/ Ka Miew Hon
Ka Miew Hon, Chief Executive Officer

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